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                                                                     EXHIBIT 3.2

                        ALTERATION TO NOTICE OF ARTICLES
                                       OF
                            DAUGHERTY RESOURCES, INC.
             (Under the British Columbia Business Corporations Act)

                         MINISTRY OF FINANCE           NOTICE OF ALTERATION
                         Corporate and Personal
                         Property Registries           FORM 11 - BC COMPANY
[BRITISH COLUMBIA LOGO]  WWW.FIN.GOV.BC.CA/REGISTRIES  Section 257(4) Business
                                                       Corporations Act
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A.    INCORPORATION NUMBER OF COMPANY 186138

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B.    NAME OF COMPANY

      DAUGHERTY RESOURCES, INC.

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C.    ALTERATIONS TO THE NOTICE OF ARTICLES

      Please indicate what information on the Notice of Articles is be altered or added

      [X] Company name

      [X] Pre-existing Company Provisions

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D.    ALTERNATION EFFECTIVE DATE - Choose one of the following:

      [X] The alteration is to take effect at the time this notice is filed with the registrar

      [ ] Other _________

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E.    CHANGE OF COMPANY NAME

      The company has changed its name from: DAUGHERTY RESOURCES, INC. to (choose one of the following:

      [X] NGAS RESOURCES, INC. This name has been reserved for the company under the reservation number 8029456

      [ ] A name created by adding "B.C. Ltd." after the incorporation number of the company.

F.    TRANSLATION OF COMPANY NAME

      N/A

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G.    PRE-EXISTING COMPANY PROVISIONS

      Complete this item only if the company has resolved that none of the Pre-Existing Company Provisions apply

      [X] The company has resolved that that the Pre-Existing Company Provisions no longer apply to this company.

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H.    AUTHORIZED SHARE STRUCTURE

      Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

      N/A

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I.    CERTIFIED CORRECT - I have read this form and found it to be correct.

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
NAME OF AUTHORIZED SIGNING AUTHORITY    SIGNATURE OF AUTHORIZED SIGNING AUTHORITY           DATE
         FOR THE COMPANY                         FOR THE COMPANY                           SIGNED
       William S. Daugherty                     William S. Daugherty                    June 25, 2004
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